Exhibit 99.1 Developing next generation immunotherapies for cancer patients nd rd 2 VISTA Symposium, September 23 2022 1

Disclaimers and other information This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the proposed merger between Yumanity Therapeutics, Inc. (“Yumanity”) and Kineta, Inc. (“Kineta”) and the proposed asset sale to Janssen Pharmaceutica NV (“Janssen”), including whether and when the transactions will be consummated; statements about the structure, timing and completion of the proposed transactions; the listing of the combined company on Nasdaq after the closing of the proposed merger; expectations regarding the ownership structure of the combined company after the closing of the proposed merger; the expected executive officers and directors of the combined company; the expected cash position of each of Yumanity and Kineta and the combined company at the closing of the proposed merger; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; the executive and board structure of the combined company; the location of the combined company’s corporate headquarters; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical and preclinical results; Kineta having sufficient resources to advance its pipeline; and other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Yumanity, Kineta and Janssen to consummate the proposed merger or asset sale, as applicable; (iii) risks related to Yumanity’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals fr om any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Yumanity stockholders and Kineta shareholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Yumanity’s common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transactions; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) the risk that the amount of the dividend distributed to Yumanity stockholders in connection with the asset sale, if any, may be lower than currently anticipated; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; and (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the U.S. Securities and Exchange Commission (the “SEC”), including the factors described in the section titled “Risk Factors” in Yumanity’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 filed with the SEC, and in other filings that Yumanity makes and will make with the SEC in connection with the proposed transactions, including the proxy statement/prospectus described under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Kineta expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. 2

Disclaimers and other information Additional Information and Where to Find It This presentation may be deemed to be solicitation material with respect to the proposed transactions between Yumanity and Kineta and between Yumanity and Janssen. In connection with the proposed transactions, on August 29, 2022, Yumanity filed with the SEC a registration statement on Form S-4 (the “Registration Statement”), which contains a preliminary proxy statement and prospectus. The Registration Statement has not yet become effective. Yumanity will mail the definitive proxy statement/prospectus to the Yumanity securityholders, and the securities may not be sold or exchanged until the Registration Statement becomes effective. Investors and securityholders of Yumanity and Kineta are urged to read these materials when they become available because they will contain important information about Yumanity, Kineta and the proposed transactions. This presentation is not a substitute for the Registration Statement, definitive proxy statement/prospectus or any other documents that Yumanity may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Yumanity’s website at www.yumanity.com, on the SEC’s website at www.sec.gov or by directing a request to Yumanity’s Investor Relations at (212) 213-0006 ext. 331. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation Each of Yumanity, Kineta and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Yumanity in connection with the proposed transactions. Information about the executive officers and directors of Yumanity is set forth in Yumanity’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 25, 2022. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Yumanity, is set forth in the preliminary proxy statement/prospectus included in the Registration Statement and will be set forth in the definitive proxy statement/prospectus and any other relevant documents to be filed with the SEC. You may obtain free copies of these documents as described above. 3

Kineta is developing innate immune therapies to address the major challenges with current cancer therapy Next-generation cancer treatments Blockade and down-regulation of immune response require: • Improving survival for CPI non- T cells lose cancer fighting function responders (70-80%) • Reprogramming the immune system to attack cancer Tumor cells are invisible to immune • Integrating the innate and adaptive immune system response 4

KVA12.1 VISTA blocking immunotherapy 5

KVA12.1 VISTA blocking immunotherapy – Highly expressed in NSCLC, ovarian, colon, pancreatic and gastric cancers – Correlates with poor outcomes in cancer patients VISTA – Up-regulated after CPI therapy; associated with treatment failure – Engineered IgG1 mAb that binds to a unique epitope – Improved pharmacokinetics and reduced Fc effector function KVA12.1 – Binds preferentially at physiologic and acidic pH differentiation – Demonstrated single agent efficacy and in combination with PD-1 – Well-tolerated with no CRS-associated cytokine secretion – Dose escalation study: KVA12.1 single agent and in combination with pembrolizumab Clinical trial – Assess safety, tolerability, PK, immunogenicity and tumor responses 6

KVA12.1 reverses immunosuppression in the TME

Increases monocyte differentiation and activation



3000
2000
1000
0
HLA-DR MFI
KVA12.1 3ug/ml
KVA12.1 0.3ug/ml
KVA12.1 0.03ug/ml
IgG1 3ug/ml
PBMC+Mono's
monocyte

HLA-DR, CD80, CD86, CXCL10

Reduces MDSC-mediated T cell suppression



1500
1000
500
0
IFN γ (pg/mL)
MDSC

Increases HLA-dependent T cell activation



1000
750
500
250
0
IFN γ (pg/mL)
KVA12.1 30ug/ml
KVA12.1 3ug/ml
KVA12.1 0.3ug/ml
KVA 12.1 0.03ug/ml
IgG1 3ug/ml
T cell

Enhances NK cell activation



HLA-DR, Donor #4058, 24hr
6000
4000
2000
0
HLA-DR MFI
KVA12104
KVA12.1
IgG1
PBMC + Monocytes
NK-depleted PBMC + Monocytes



Gated NK-Cell(CD56+) Expressing CD137, Donor #4058, 24hr
1000
750
500
250
0
CD137 MFI
KVA12104
KVA12.1
IgG1
PBMC + Monocytes
NK cell

KINETA®

Kineta data on file

7

KVA12.1 demonstrates strong efficacy as a monotherapy in cold tumors and in combination with CPIs Monotherapy Monotherapy Combination Therapy Combination Therapy Bladder Cancer Model MB49 T Cell Lymphoma Model EG7 Colon Carcinoma Model MC38* Bladder Cancer Model MB49* hVISTA KI mice hVISTA KI mice hVISTA KI mice hVISTA KI mice Mean Tumor Volume Mean Tumor Volume Mean Tumor Volume Mean Tumor Volume 2000 1500 2000 Control ms IgG2a Control ms IgG2a Human IgG1 3000 IgG Control KVA-12.2a KVA12.1 KVA-12.2a KVA12.2a Anti-mPD1 Anti-mPD1 1500 1500 KVA12.1/anti-mPD1 Combo KVA12.2a / Anti-mPD-1 1000 2000 1000 1000 * 500 1000 500 500 0 0 0 0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 0 2 4 6 8 10 12 14 16 18 20 22 24 26 0 5 10 15 20 25 0 10 20 30 40 Days Post Implantation Days Post Implantation Days Post Implantation Days Post Implantation Tumor Growth Inhibition Tumor Growth Inhibition Tumor Growth Inhibition Tumor Growth Inhibition Anti-VISTA: 75% Anti-VISTA: 66% Anti-VISTA: 35-42% Anti-VISTA: 40% Anti-PD1: 42-60% Anti-PD1: 67% Combo: 68% Combo: 85% *Combination therapy studies used sub-optimal doses of each agent Kineta data on file 8 3 Avg. Tumor Volume (mm ) 3 Avg. Tumor Volume (mm ) 3 Tumor Volume (mm ) 3 Avg. tumor volume (mm )

KVA12.1 is well-tolerated in NHP toxicology studies Study Endpoints Results ü No mortality Clinical observations ü No overt clinical signs or weight loss PK evaluation ü No treatment-related findings for clinical pathology endpoints Hematology ü Well tolerated Clinical Chemistry ü No change of CRS cytokine levels Immunogenicity ü Extended PK Kineta has completed multiple, single and repeat-dose studies in NHP with doses of KVA12.1 at 5, 10, 30 and 100 mg/kg Kineta data on file 9

VISTA is highly expressed in lung, colon, ovarian, and H&N cancers 1 1 Colon Lung Human tumors Normal Normal Adeno Carcinoma NSCLC 10x 20x 10x 20x 20x 10x 10x 20x 1 1 Ovary Head and Neck Normal Normal Throat Squamous Cell Mucous Papillary Carcinoma of Cysto- Pharynx adenocarcinoma 10 References: 1. Kineta data on file

Phase 1 dose escalation study
single agent and in combination with Pembrolizumab

Patient population

- Patients with advanced solid tumors

Primary objectives

- Safety and tolerability
- Recommended Phase 2 dose (RP2D) or maximum tolerated dose (MTD) of KVA12.1

Secondary objectives

- Pharmacokinetics
- Immunogenicity
- Tumor response in subjects with advanced solid tumors per iRECIST (ORR & PFS)

Exploratory objectives

- Receptor Occupancy
- Biomarkers



Part A
Planned dose levels for single-agent KVA12.1 dose escalation
IV=intravenous; Q2W=every 2 weeks (KVA12.1)
3 mg
10 mg
30 mg
100 mg
300 mg
1000 mg
1-6 subjects in each cohort
3-6 subjects in each cohort
Part B
Planned dose levels for KVA12.1 dose escalation in combination with pembrolizumab
IV=intravenous; Q2W=every 2 weeks (KVA12.1); Q6W=every 6 weeks (pembro)
30 mg
100 mg
300 mg
1000 mg
3-6 subject in each cohort

KINETA®
11

Thank You. 12